EXHIBIT 10.1


           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                    PURCHASER

                           JPMORGAN CHASE BANK, N.A.,


                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of March 1, 2007


                            Fixed Rate Mortgage Loans


                                Series 2007-LDP10



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         This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of
March 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

         Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as co-trustee (the "Co-Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

         The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

         SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $760,668.76, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing March 1, 2007 for those Mortgage Loans that do not have a Due Date in April 2007. The Depositor will sell the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated March 26, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated March 26, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

         The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,577,934,741.23 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

         SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

         The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

         The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

         SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

         (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

         SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

         SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

         (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

         (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the applicable Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the applicable Master Servicer), the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

         (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 26, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

         (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

         SECTION 6. Representations and Warranties.

         (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

         (i) it is a nationalt banking association, duly organized, validly existing, and in good standing under the laws of the United States;

         (ii) it has the power and authority to own its property and to carry on its business as now conducted;

         (iii) it has the power to execute, deliver and perform this Agreement;

         (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

         (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

         (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

         (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

         (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

          (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

         (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

         (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

         (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

         (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

         (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

         (iii) it has the power and authority to own its property and to carry on its business as now conducted;

          (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or
     (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

         (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

         (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

         (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

         (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

         (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

         (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

         (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

         (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the applicable Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

         If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

         Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

         If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by the Seller (such approval not to be unreasonably withheld).

         To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

         If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

         The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

         A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

         A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

         In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

         (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

         (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

         SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

         (b) The Purchaser shall have received the following additional closing documents:

         (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

         (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

         (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

               (A) the Seller is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

               (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

               (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

               (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

               (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which
          (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

               (F) no consent, approval, authorization, order, license, registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

         (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

         (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

         (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement. (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

         SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

         SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

         SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

         SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

         SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

         SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, fax number (212) 834-6593, with a copy to Bianca Russo, fax number: (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

         SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

         SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

         SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

         SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

         IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By: /s/ Dennis Schuh
                                          ------------------------------------
                                          Name: Dennis Schuh
                                          Title: Executive Director


                                       JPMORGAN CHASE BANK, N.A., as Seller



                                       By: /s/ Dennis Schuh
                                          ------------------------------------
                                          Name: Dennis Schuh
                                          Title: Executive Director

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         JPMCC 2007-LDP10
         Mortgage Loan Schedule (JPMCB)


 Loan #  Loan Seller    Mortgagor Name
------------------------------------------------------------------------------------------------------------
   2     JPMCB          BP 599 Lexington Avenue LLC
   4     JPMCB          Lafayette Buildings, LLC
  4.01   JPMCB          Lafayette Buildings, LLC
  4.02   JPMCB          Lafayette Buildings, LLC
  4.03   JPMCB          Lafayette Buildings, LLC
  4.04   JPMCB          Lafayette Buildings, LLC
  4.05   JPMCB          Lafayette Buildings, LLC
  4.06   JPMCB          Lafayette Buildings, LLC
  4.07   JPMCB          Lafayette Buildings, LLC
  4.08   JPMCB          Lafayette Buildings, LLC
  4.09   JPMCB          Lafayette Buildings, LLC
   8     JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   9     JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   10    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   11    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   12    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   13    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   14    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   15    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   16    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   17    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   18    JPMCB          CRP-2 Holdings CC, L.P.; CRP-2 Holdings Tall Oaks, LLC
   19    JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.01   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.02   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.03   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.04   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.05   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.06   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.07   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.08   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.09   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.10   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.11   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.12   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
 19.13   JPMCB          Centro Heritage SPE 5 LLC, Centro Bradley SPE 5 LLC, Centro Bradley Fairview Corners
   20    JPMCB          Southland Mall Properties LLC
   25    JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.01   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.02   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.03   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.04   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.05   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
 25.06   JPMCB          Osprey Lakeview LLC; Osprey Palm Court LLC; Osprey Tampa Oaks, LLC; Osprey-Lakewood
   44    JPMCB          Hamptons Germantown I, LLC and Hamptons Germantown II, LLC
   46    JPMCB          CRP Holdings C, L.P., CRP Holdings Kingsley, L.P.
   47    JPMCB          CRP Holdings C, L.P., CRP Holdings Kingsley, L.P.
   48    JPMCB          CRP Holdings C, L.P., CRP Holdings Kingsley, L.P.
   49    JPMCB          CRP Holdings C, L.P., CRP Holdings Kingsley, L.P.
   55    JPMCB          Macerich SanTan Phase 2 SPE LLC
   58    JPMCB          Silverado Ranch Plaza LLC
   59    JPMCB          RPI Bryant Irvin Ltd.
   60    JPMCB          RREEF AMERICA REIT III CORP. GG2
   61    JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.01   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.02   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.03   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.04   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.05   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.06   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.07   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.08   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.09   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.10   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.11   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.12   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.


 Loan #  Loan Seller    Mortgagor Name
------------------------------------------------------------------------------------------------------------
   2
   4
  4.01
  4.02
  4.03
  4.04
  4.05
  4.06
  4.07
  4.08
  4.09
   8
   9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
 19.01
 19.02
 19.03
 19.04
 19.05
 19.06
 19.07
 19.08
 19.09
 19.10
 19.11
 19.12
 19.13
   20
   25                   Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.01                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.02                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.03                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.04                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.05                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
 25.06                  Ranch Properties LLC; Osprey Westlake, LLC; Osprey Orion Center LLC
   44
   46
   47
   48
   49
   55
   58
   59
   60
   61
 61.01
 61.02
 61.03
 61.04
 61.05
 61.06
 61.07
 61.08
 61.09
 61.10
 61.11
 61.12


 Loan #  Loan Seller    Mortgagor Name
------------------------------------------------------------------------------------------------------------
 61.13   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.14   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.15   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.16   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.17   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.18   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.19   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
 61.20   JPMCB          Art Mortgage Borrower Propco 2006-2 L.P., Art Mortgage Borrower Opco 2006-2 L.P.
   62    JPMCB          Continental 1700 Rosecrans Corporation
   66    JPMCB          San Jose Office Investments, L.P.
   75    JPMCB          UCV Media Tech Center, LLC
   77    JPMCB          PK I Palomar Village SC LP
   78    JPMCB          Denver Hotel Teatro, LLC
  100    JPMCB          Park Place Apartments, LLP
  102    JPMCB          PK III Canyon Square Plaza LP
  106    JPMCB          785 Market Street LLC
  112    JPMCB          Brownstown Shopping Plaza LLC
  117    JPMCB          Chula Vista MOB, LLC
  123    JPMCB          Regency Seymour LLC
  129    JPMCB          Howell Avenue Enterprises Limited Partnership
  144    JPMCB          Mequon Joint Venture, LLC
  146    JPMCB          Durango & Elkhorn Bldg A, LLC
  149    JPMCB          MANARGO LLC
  159    JPMCB          Cole DK Amherst NY, LLC
  164    JPMCB          Greenhaven Investors, A California Limited Partnership
  165    JPMCB          Cooper's Landing #2-JP, LLC
  166    JPMCB          BC/TIBEX Plaza, L.P.
  170    JPMCB          ParkBrooke Office Partners, L.P.
  172    JPMCB          Dallas Fitness Investors #1, L.P.
  177    JPMCB          Courtyard Apartments, LLC
  180    JPMCB          Waukesha Investors, LLC
  186    JPMCB          Tates Creek South Partnership, Ltd.
  192    JPMCB          Del Rey Properties LLC
  197    JPMCB          Brown's Point Center Associates, LLC
  199    JPMCB          South 31st Street, LLC
  208    JPMCB          Tab 250, Ltd.
  213    JPMCB          Foxwood Village Apartments,  L.L.C.
  214    JPMCB          Esshaki Properties, Inc.
  218    JPMCB          Mequon Joint Venture, LLC
  223    JPMCB          Meadow Ridge Partners, L.L.C.
  224    JPMCB          2020 Howell Avenue Enterprises Limited Partnership
  225    JPMCB          Lara Springs, Ltd.
  227    JPMCB          Somerset Partners, LLC
  228    JPMCB          Amera Realty, Ltd.
  229    JPMCB          Conklin, L.L.C.


Loan
  #      Property Address                                               City              State  Zip Code  County
--------------------------------------------------------------------------------------------------------------------
  2     599 Lexington Avenue                                           New York           NY      10022   New York
  4     Various                                                        Alexandria         VA      22311   Alexandria City
 4.01   4825 Mark Center Drive                                         Alexandria         VA      22311   Alexandria City
 4.02   4900 Seminary Road                                             Alexandria         VA      22311   Alexandria City
 4.03   1701 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.04   2000 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.05   1900 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.06   1600 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.07   1800 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.08   1500 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
 4.09   1700 North Beauregard Street                                   Alexandria         VA      22311   Alexandria City
  8     700, 730, 760, 790 Northwest 107th Avenue                      Miami              FL      33172   Miami-Dade
  9     1440 Bridge Gate Drive                                         Diamond Bar        CA      91765   Los Angeles
  10    7701 Southern Drive                                            Springfield        VA      22150   Fairfax
  11    4343 Rosemeade Parkway                                         Dallas             TX      75287   Collin
  12    8055, 8075, 8125, 8145 Troon Circle                            Austell            GA      30168   Cobb
  13    11411-11601 Southeast Foster Road                              Portland           OR      97266   Multnomah
  14    16600 Table Mountain Parkway                                   Golden             CO      80403   Jefferson
  15    12040 North Shore Drive                                        Reston             VA      20190   Fairfax
  16    65 Sunnyslope Avenue                                           Tewksbury          MA      01876   Middlesex
  17    82 South Street                                                Hopkinton          MA      01748   Middlesex
  18    19 Technology Drive                                            Auburn             MA      01501   Worcester
  19    Various                                                        Various          Various  Various  Various
19.01   5620-6602 Crawfordsville Road                                  Speedway           IN      46224   Marion
19.02   401-581 East Roosevelt Road                                    Lombard            IL      60148   DuPage
19.03   400 & 404 Harrison Bridge Road                                 Simpsonville       SC      29680   Greenville
19.04   5115 Burning Tree Road                                         Duluth             MN      55811   St. Louis
19.05   9930 Linn Station Road                                         Louisville         KY      40222   Jefferson
19.06   13610 North Meridian Street                                    Carmel             IN      46032   Hamilton
19.07   1016 Sagamore Parkway West                                     West Lafayette     IN      47906   Tippecanoe
19.08   3501 West Broadway Avenue                                      Robbinsdale        MN      55422   Hennepin
19.09   1135 Larpenteur Avenue West                                    Roseville          MN      55113   Ramsey
19.10   840-916 South 291 Highway                                      Liberty            MO      64068   Clay
19.11   4300 Central Avenue NE                                         Columbia Heights   MN      55421   Anoka
19.12   2001 5th Street                                                Silvis             IL      61282   Rock Island
19.13   1058 Milwaukee Avenue                                          Burlington         WI      53105   Racine
  20    20505 South Dixie Highway                                      Miami              FL      33189   Miami-Dade
  25    Various                                                        Various            FL     Various  Various
25.01   9009-9119 Corporate Lake Drive                                 Tampa              FL      33634   Hillsborough
25.02   12802 Tampa Oaks Boulevard                                     Tampa              FL      33637   Hillsborough
25.03   9000 Town Center Parkway                                       Bradenton          FL      34202   Manatee
25.04   8875 Hidden River Parkway                                      Tampa              FL      33637   Hillsborough
25.05   3001 North Rocky Point Drive East                              Tampa              FL      33607   Hillsborough
25.06   8600 Hidden River Parkway                                      Tampa              FL      33637   Hillsborough
  44    19757 Crystal Rock Drive                                       Germantown         MD      20874   Montgomery
  46    8200 Lehigh Avenue                                             Morton Grove       IL      60053   Cook
  47    5601 West Howard Street                                        Niles              IL      60714   Cook
  48    14502 & 14504 Greenview Drive                                  Laurel             MD      20708   Prince Georges
  49    2601 West Kingsley                                             Garland            TX      75041   Dallas
  55    2697-2817 South Market Street                                  Gilbert            AZ      85296   Maricopa
  58    9755 South Eastern Avenue                                      Las Vegas          NV      89183   Clark
  59    4608-4750 Bryant Irvin Road and 6001-6125 Loop 820 Southwest   Fort Worth         TX      76115   Tarrant
  60    3100 Lomita Boulevard                                          Torrance           CA      90505   Los Angeles
  61    Various                                                        Various          Various  Various  Various
61.01   755 East 1700 South Street                                     Clearfield         UT      84015   Davis
61.02   2641 Stephenson Drive                                          Murfreesboro       TN      37133   Rutherford
61.03   720 West Juniper Street                                        Connell            WA      99326   Franklin
61.04   545 Radio Station Road                                         Strasburg          VA      22657   Shenandoah
61.05   10300 Southeast Third Street                                   Amarillo           TX      79118   Potter
61.06   121 Roseway Drive                                              Thomasville        GA      31792   Thomas
61.07   1651 South Airport Road                                        West Memphis       AR      72301   Crittenden
61.08   203 Industrial Boulevard                                       Russellville       AR      72802   Pope
61.09   264 Farrell Road                                               Syracuse           NY      13209   Onondaga
61.10   1740 Westgate Parkway                                          Atlanta            GA      30336   Fulton
61.11   1524 Necedah Road                                              Babcock            WI      54413   Wood
61.12   #N/A                                                           #N/A              #N/A     #N/A         #N/A



Loan
  #     Property Address                                 City                      State         Zip Code      County
------------------------------------------------------------------------------------------------------------------------------------
61.13   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.14   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.15   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.16   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.17   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.18   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.19   #N/A                                             #N/A                      #N/A           #N/A         #N/A
61.20   #N/A                                             #N/A                      #N/A           #N/A         #N/A
  62    1700 Rosecrans Avenue                            Manhattan Beach            CA           90266         Los Angeles
  66    560 South Winchester Boulevard                   San Jose                   CA           95128         Santa Clara
  75    2702, 2705, 2709 & 2710 Media Center Drive       Los Angeles                CA           90065         Los Angeles
  77    30520-30690 Rancho California Road               Temecula                   CA           92591         Riverside
  78    1100 14th Street                                 Denver                     CO           80202         Denver
 100    2707-2747 Park Place Lane                        Janesville                 WI           53545         Rock
 102    18507 - 18597 Soledad Canyon Road                Santa Clarita              CA           91351         Los Angeles
 106    785 Market Street                                San Francisco              CA           94103         San Francisco
 112    23849 West Road                                  Brownstown                 MI           48134         Wayne
 117    480 4th Avenue                                   Chula Vista                CA           91910         San Diego
 123    1224 and 1523 East Tipton Street                 Seymour                    IN           47274         Jackson
 129    2100 and 2120 East Howell Avenue                 Anaheim                    CA           92806         Orange
 144    6000-6140 West Executive Drive                   Mequon                     WI           53092         Ozaukee
 146    7175 North Durango Drive                         Las Vegas                  NV           89149         Clark
 149    8872 McGaw Road                                  Columbia                   MD           21045         Howard
 159    281 Meyer Road                                   Amherst                    NY           14226         Erie
 164    7311 Greenhaven Drive                            Sacramento                 CA           95831         Sacramento
 165    5001 Cooper's Landing Drive                      Kalamazoo                  MI           49004         Kalamazoo
 166    800-900 South Main Street                        Keller                     TX           76248         Tarrant
 170    300 ParkBrooke Place                             Woodstock                  GA           30189         Cherokee
 172    2807 West Interstate 20                          Grand Prairie              TX           75052         Tarrant
 177    1988 Davis Drive                                 Belvidere                  IL           61008         Boone
 180    1900 & 2000 Pewaukee Road                        Waukesha                   WI           53188         Waukesha
 186    4220-4240 Saron Drive                            Lexington                  KY           40515         Fayette
 192    800 South Main Street                            Burbank                    CA           91506         Los Angeles
 197    1000 Town Centre Northeast                       Tacoma                     WA           98422         Pierce
 199    4820 31st Street South                           Arlington                  VA           22206         Arlington
 208    250-290 North Federal Highway                    Fort Lauderdale            FL           33301         Broward
 213    3803 Sage Drive                                  Rockford                   IL           61114         Winnebago
 214    200 West 12 Mile Road                            Madison Heights            MI           48071         Oakland
 218    7301 West Dean Road, 8331 North Steven Road      Milwaukee                  WI           53223         Milwaukee
 223    1121 North McIntosh Road                         Norfolk                    NE           68701         Madison
 224    2020 East Howell Avenue                          Anaheim                    CA           92806         Orange
 225    10193 North West 31st Street                     Coral Springs              FL           33065         Broward
 227    1020 North Main Street                           Rockford                   IL           61103         Winnebago
 228    2465-2485 North University Drive                 Coral Springs              FL           33065         Broward
 229    2525 Conklin Drive                               Rockford                   IL           61101         Winnebago

Loan                                                                       Interest    Net Mortgage       Original       Cutoff
  #     Property Name                         Size         Measure         Rate (%)    Interest Rate      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
  2     599 Lexington Ave                     1030309      Square Feet      5.49300      5.47261        225,000,000      225,000,000
  4     Lafayette Property Trust              839469       Square Feet      5.32300      5.30261        203,250,000      203,250,000
 4.01   4825 Mark Center Drive                216482       Square Feet      5.32300      5.32300         64,392,204       64,392,204
 4.02   4900 Seminary Road                    199005       Square Feet      5.32300      5.32300         44,942,814       44,942,814
 4.03   1701 N Beauregard St.                 119088       Square Feet      5.32300      5.32300         34,404,499       34,404,499
 4.04   2000 N. Beauregard St.                 96411       Square Feet      5.32300      5.32300         20,379,241       20,379,241
 4.05   1900 N Beauregard St                   52761       Square Feet      5.32300      5.32300          9,530,976        9,530,976
 4.06   1600 N. Beauregard St                  51750       Square Feet      5.32300      5.32300          9,221,025        9,221,025
 4.07   1800 N. Beauregard St                  52716       Square Feet      5.32300      5.32300          8,368,662        8,368,662
 4.08   1500 N. Beauregard St                  36276       Square Feet      5.32300      5.32300          7,206,347        7,206,347
 4.09   1700 N. Beauregard St                  14980       Square Feet      5.32300      5.32300          4,804,232        4,804,232
  8     Lennar Corporate Center               283196       Square Feet      5.46600      5.44561         33,600,000       33,600,000
  9     Pacifica Trenton                      134858       Square Feet      5.46600      5.44561         22,800,000       22,800,000
  10    7701 Southern Drive                   251178       Square Feet      5.46600      5.44561         17,400,000       17,400,000
  11    AMLI on the Parkway                     240           Units         5.46600      5.44561         13,500,000       13,500,000
  12    Woodlands at Riverside                528856       Square Feet      5.46600      5.44561         12,360,000       12,360,000
  13    Foster Road                           267914       Square Feet      5.46600      5.44561         11,250,000       11,250,000
  14    Table Mountain                        261825       Square Feet      5.46600      5.44561          9,240,000        9,240,000
  15    Tall Oaks                              71953       Square Feet      5.46600      5.44561          6,660,000        6,660,000
  16    Boston Industrial - Tewksbury         153641       Square Feet      5.46600      5.44561          6,060,000        6,060,000
  17    Boston Industrial - Hopkinton          70600       Square Feet      5.46600      5.44561          3,120,000        3,120,000
  18    Boston Industrial - Auburn             51200       Square Feet      5.46600      5.44561          2,280,000        2,280,000
  19    Centro Heritage Portfolio V           2263247      Square Feet      5.38700      5.36661        129,235,662      129,235,662
19.01   Speedway Superstore                   564279       Square Feet      5.38700      5.38700         29,150,000       29,150,000
19.02   High Point Centre                     239892       Square Feet      5.38700      5.38700         16,870,000       16,870,000
19.03   Fairview Corners                      131002       Square Feet      5.38700      5.38700         12,400,000       12,400,000
19.04   Burning Tree Plaza                    182969       Square Feet      5.38700      5.38700         11,480,000       11,480,000
19.05   Plainview Village Center              164367       Square Feet      5.38700      5.38700         10,080,000       10,080,000
19.06   Meridian Village                      130774       Square Feet      5.38700      5.38700          8,380,000        8,380,000
19.07   Sagamore Park Centre                  118436       Square Feet      5.38700      5.38700          6,850,000        6,850,000
19.08   Terrace Mall                          135031       Square Feet      5.38700      5.38700          6,815,662        6,815,662
19.09   Roseville Center                       76894       Square Feet      5.38700      5.38700          6,090,000        6,090,000
19.10   Liberty Corners                       124858       Square Feet      5.38700      5.38700          5,740,000        5,740,000
19.11   Central Value Center                  126665       Square Feet      5.38700      5.38700          5,200,000        5,200,000
19.12   Twin Oaks Centre                       98197       Square Feet      5.38700      5.38700          5,180,000        5,180,000
19.13   Fox River Plaza                       169883       Square Feet      5.38700      5.38700          5,000,000        5,000,000
  20    Southland Mall                        663948       Square Feet      6.10450      6.08411        120,500,000      120,500,000
  25    Osprey Portfolio                      691024       Square Feet      5.61600      5.59561         96,240,000       96,240,000
25.01   West Lake Corporate Center I & II     171448       Square Feet      5.61600      5.61600         25,600,000       25,600,000
25.02   Tampa Oaks One                        164752       Square Feet      5.61600      5.61600         23,760,000       23,760,000
25.03   Lakewood Ranch                        101312       Square Feet      5.61600      5.61600         16,400,000       16,400,000
25.04   Lake View at Hidden River             125390       Square Feet      5.61600      5.61600         16,000,000       16,000,000
25.05   Orion Center                           68447       Square Feet      5.61600      5.61600          8,320,000        8,320,000
25.06   Palm Court at Hidden River             59675       Square Feet      5.61600      5.61600          6,160,000        6,160,000
  44    Hampton at Town Center                  768           Units         5.48100      5.46061         65,500,000       65,500,000
  46    Morton Rose                           516266       Square Feet      5.71710      5.69671         29,824,000       29,824,000
  47    Howard Rose                           314329       Square Feet      5.71710      5.69671         12,252,000       12,252,000
  48    Lakeview at the Greens                143464       Square Feet      5.71710      5.69671         11,612,000       11,612,000
  49    2601 West Kingsley                     54000       Square Feet      5.71710      5.69671          1,405,000        1,405,000
  55    San Tan Village Phase 2               269541       Square Feet      5.32750      5.30711         45,000,000       45,000,000
  58    Silverado Ranch                       234306       Square Feet      5.49890      5.45851         42,800,000       42,800,000
  59    Cityview Centre                       374406       Square Feet      5.65600      5.61561         41,500,000       41,500,000
  60    Boeing Lomita Campus                  572810       Square Feet      5.54600      5.51561         40,000,000       40,000,000
  61    AmeriCold Pool 2                      5489325      Square Feet      5.39600      5.37561         35,000,000       35,000,000
61.01   Clearfield                            455227       Square Feet      5.39600      5.39600          4,384,000        4,384,000
61.02   Murfreesboro                          226423       Square Feet      5.39600      5.39600          3,240,000        3,240,000
61.03   Connell                               299776       Square Feet      5.39600      5.39600          2,941,400        2,941,400
61.04   Strasburg                             243170       Square Feet      5.39600      5.39600          2,760,000        2,760,000
61.05   Amarillo                              163796       Square Feet      5.39600      5.39600          2,494,800        2,494,800
61.06   Thomasville                           252419       Square Feet      5.39600      5.39600          2,186,800        2,186,800
61.07   West Memphis                          252075       Square Feet      5.39600      5.39600          1,909,600        1,909,600
61.08   Russellville                          270772       Square Feet      5.39600      5.39600          1,886,500        1,886,500
61.09   Syracuse                              573183       Square Feet      5.39600      5.39600          1,617,000        1,617,000
61.10   Atlanta                               431369       Square Feet      5.39600      5.39600          1,520,000        1,520,000
61.11   Babcock                               127260       Square Feet      5.39600      5.39600          1,493,800        1,493,800
61.12   #N/A                                  #N/A         #N/A             #N/A         #N/A             #N/A             #N/A

Loan                                                                       Interest    Net Mortgage       Original         Cutoff
  #     Property Name                         Size         Measure         Rate (%)    Interest Rate      Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
61.13   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.14   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.15   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.16   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.17   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.18   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.19   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
61.20   #N/A                                   #N/A              #N/A           #N/A           #N/A               #N/A          #N/A
  62    Northrop Grumman                      394385      Square Feet         5.54470        5.52431        35,000,000    35,000,000
  66    560 S. Winchester Blvd                100841      Square Feet         5.93600        5.91561        30,500,000    30,445,495
  75    Los Angeles Media Tech Center         187534      Square Feet         5.67400        5.65361        25,000,000    25,000,000
  77    Kimco PNP - Palomar Village SC        139130      Square Feet         5.44550        5.42511        24,600,000    24,600,000
  78    Hotel Teatro                            111          Rooms            5.49950        5.47911        24,225,000    24,225,000
 100    Park Place Apartments                   208          Units            5.79200        5.72161        14,150,000    14,150,000
 102    Kimco PNP - Canyon Square Plaza       104134      Square Feet         5.38550        5.36511        13,800,000    13,800,000
 106    785 Market Street                      92600      Square Feet         5.65330        5.61291        13,300,000    13,300,000
 112    Brownstown Shopping Center             98335      Square Feet         5.46820        5.44781        12,200,000    12,200,000
 117    Scripps - Chula Vista                  63176      Square Feet         6.09000        6.06961        11,790,000    11,790,000
 123    Jackson Park & Village Center         261575      Square Feet         5.90400        5.83361        11,100,000    11,100,000
 129    North Stadium Business Park 1         123272      Square Feet         5.58400        5.54361        10,040,000    10,040,000
 144    Mequon Research Center                1138678     Square Feet         6.01850        5.95811         7,700,000     7,700,000
 146    7175 N. Durango Dr.                    19980      Square Feet         5.68950        5.66911         7,250,000     7,250,000
 149    McGaw Plaza                            22493      Square Feet         5.88000        5.79961         7,100,000     7,084,349
 159    Dicks Sporting Goods - Amherst NY      55745      Square Feet         5.62100        5.60061         6,321,000     6,321,000
 164    7311 Greenhaven Drive                  58514      Square Feet         5.66100        5.64061         6,000,000     6,000,000
 165    Cooper's Landing IIB                    96           Units            5.73260        5.71221         6,000,000     6,000,000
 166    Bear Creek Plaza                       38037      Square Feet         5.86650        5.84611         6,000,000     6,000,000
 170    300 ParkBrooke Place                   54592      Square Feet         5.69500        5.67461         5,925,000     5,925,000
 172    LA Fitness - Grand Prairie             45000      Square Feet         6.47250        6.44211         5,700,000     5,700,000
 177    Courtyard                               104          Units            5.84570        5.82531         5,368,000     5,368,000
 180    Waukesha Airport Business Center       82800      Square Feet         5.96850        5.90811         5,050,000     5,050,000
 186    Tates Creek South Shopping Center      42919      Square Feet         5.88500        5.77461         4,300,000     4,300,000
 192    Disney Office Building                 45696      Square Feet         5.65000        5.62961         4,200,000     4,180,356
 197    Browns Point                           39974      Square Feet         5.70500        5.68461         3,850,000     3,850,000
 199    Fairlington Office Park                20000      Square Feet         5.52000        5.49961         3,750,000     3,750,000
 208    Tab 250 Ltd                            8000       Square Feet         5.52700        5.45661         3,100,000     3,100,000
 213    Foxwood                                 60           Units            5.84570        5.82531         2,856,000     2,856,000
 214    Madison Plaza                          17513      Square Feet         5.91800        5.89761         2,800,000     2,800,000
 218    Granville Woods Business Center        60600      Square Feet         6.06850        6.00811         2,260,000     2,260,000
 223    Meadow Ridge                            84           Units            6.26000        6.23961         2,100,000     2,095,649
 224    North Stadium Business Park 2          28149      Square Feet         5.60730        5.56691         2,000,000     2,000,000
 225    Lara Springs                           10700      Square Feet         5.52700        5.45661         1,900,000     1,900,000
 227    Somerset                                36           Units            5.84570        5.82531         1,208,000     1,208,000
 228    University Centre East                 5054       Square Feet         5.52700        5.45661         1,200,000     1,200,000
 229    Conklin                                 28           Units            5.84570        5.82531         1,080,000     1,080,000

                                                                               Monthly
                                   Rem.   Maturity/     Amort.    Rem.          Debt           Servicing
Loan #                Term         Term   ARD Dat       Term     Amort.        Service         Fee Rate
---------------------------------------------------------------------------------------------------------
   2                   120         120    03/01/17        0         0          1,044,242       0.02000
   4                   120         120    03/01/17        0         0            914,105       0.02000
  4.01                 120         120    03/01/17        0         0                          0.00000
  4.02                 120         120    03/01/17        0         0                          0.00000
  4.03                 120         120    03/01/17        0         0                          0.00000
  4.04                 120         120    03/01/17        0         0                          0.00000
  4.05                 120         120    03/01/17        0         0                          0.00000
  4.06                 120         120    03/01/17        0         0                          0.00000
  4.07                 120         120    03/01/17        0         0                          0.00000
  4.08                 120         120    03/01/17        0         0                          0.00000
  4.09                 120         120    03/01/17        0         0                          0.00000
   8                    72          72    04/01/13        0         0            155,174       0.02000
   9                    84          84    04/01/14        0         0            105,296       0.02000
   10                   72          72    04/01/13        0         0             80,358       0.02000
   11                   72          72    04/01/13        0         0             62,347       0.02000
   12                   72          72    04/01/13        0         0             57,082       0.02000
   13                   60          60    04/01/12        0         0             51,955       0.02000
   14                   60          60    04/01/12        0         0             42,673       0.02000
   15                   84          84    04/01/14        0         0             30,758       0.02000
   16                   84          84    04/01/14        0         0             27,987       0.02000
   17                   60          60    04/01/12        0         0             14,409       0.02000
   18                   72          72    04/01/13        0         0             10,530       0.02000
   19                   84          80    11/01/13        0         0            588,218       0.02000
 19.01                  84          80    11/01/13        0         0                          0.00000
 19.02                  84          80    11/01/13        0         0                          0.00000
 19.03                  84          80    11/01/13        0         0                          0.00000
 19.04                  84          80    11/01/13        0         0                          0.00000
 19.05                  84          80    11/01/13        0         0                          0.00000
 19.06                  84          80    11/01/13        0         0                          0.00000
 19.07                  84          80    11/01/13        0         0                          0.00000
 19.08                  84          80    11/01/13        0         0                          0.00000
 19.09                  84          80    11/01/13        0         0                          0.00000
 19.10                  84          80    11/01/13        0         0                          0.00000
 19.11                  84          80    11/01/13        0         0                          0.00000
 19.12                  84          80    11/01/13        0         0                          0.00000
 19.13                  84          80    11/01/13        0         0                          0.00000
   20                   60          58    01/01/12        0         0            621,507       0.02000
   25                  120         120    03/01/17        0         0            456,659       0.02000
 25.01                 120         120    03/01/17        0         0                          0.00000
 25.02                 120         120    03/01/17        0         0                          0.00000
 25.03                 120         120    03/01/17        0         0                          0.00000
 25.04                 120         120    03/01/17        0         0                          0.00000
 25.05                 120         120    03/01/17        0         0                          0.00000
 25.06                 120         120    03/01/17        0         0                          0.00000
   44                  120         119    02/01/17        0         0            303,326       0.02000
   46                   84          84    03/01/14        0         0            144,062       0.02000
   47                   72          72    03/01/13        0         0             59,182       0.02000
   48                   72          72    03/01/13        0         0             56,091       0.02000
   49                   60          60    03/01/12        0         0              6,787       0.02000
   55                   60          59    02/01/12        0         0            202,556       0.02000
   58                  120         120    03/01/17        0         0            198,851       0.04000
   59                  120         118    01/01/17        0         0            198,320       0.04000
   60                   60          57    12/01/11        0         0            187,434       0.03000
   61                  109         107    02/01/16        0         0            159,569       0.02000
 61.01                 109         107    02/01/16        0         0                          0.00000
 61.02                 109         107    02/01/16        0         0                          0.00000
 61.03                 109         107    02/01/16        0         0                          0.00000
 61.04                 109         107    02/01/16        0         0                          0.00000
 61.05                 109         107    02/01/16        0         0                          0.00000
 61.06                 109         107    02/01/16        0         0                          0.00000
 61.07                 109         107    02/01/16        0         0                          0.00000
 61.08                 109         107    02/01/16        0         0                          0.00000
 61.09                 109         107    02/01/16        0         0                          0.00000
 61.10                 109         107    02/01/16        0         0                          0.00000
 61.11                 109         107    02/01/16        0         0                          0.00000
 61.12            #N/A            #N/A     #N/A         #N/A      #N/A          #N/A             #N/A

                                                                                              Monthly
Loan                                            Maturity                                       Debt            Servicing
  #             Term                Rem. Term   ARD Date        Amor. Term     Rem. Amort     Service          Fee Rate
------------------------------------------------------------------------------------------------------------------------
61.13                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.14                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.15                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.16                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.17                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.18                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.19                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
61.20                 #N/A             #N/A        #N/A         #N/A           #N/A                   #N/A          #N/A
  62                    120             120    03/01/17         360             360                199,709       0.02000
  66                     84              83    02/01/14         300             299                195,320       0.02000
  75                     60              58    01/01/12          0               0                 119,850       0.02000
  77                    120             116    11/01/16          0               0                 113,183       0.02000
  78                     60              58    01/01/12          0               0                 112,563       0.02000
 100                    120             119    02/01/17          0               0                  69,246       0.07000
 102                    120             116    11/01/16          0               0                  62,793       0.02000
 106                     60              59    02/01/12          0               0                  63,528       0.04000
 112                    120             120    03/01/17         360             360                 69,027       0.02000
 117                     84              83    02/01/14         360             360                 71,371       0.02000
 123                     84              81    12/01/13         360             360                 65,867       0.07000
 129                     60              60    03/01/12          0               0                  47,368       0.04000
 144                    180             180    04/01/22         360             360                 46,257       0.06000
 146                    120             120    04/01/17         360             360                 42,031       0.02000
 149                    120             118    01/01/17         360             358                 42,022       0.08000
 159                    120             119    02/01/17          0               0                  30,020       0.02000
 164                     60              60    03/01/12          0               0                  28,698       0.02000
 165                    120             120    03/01/17         360             360                 34,948       0.02000
 166                    180             180    03/01/22         180             180                 50,200       0.02000
 170                     60              58    01/01/12         360             360                 34,370       0.02000
 172                    120             120    03/01/17         360             360                 35,925       0.03000
 177                    120             119    02/01/17         360             360                 31,653       0.02000
 180                    180             180    04/01/22         360             360                 30,175       0.06000
 186                    120             118    01/01/17         360             360                 25,464       0.11000
 192                    120             118    01/01/17         240             238                 29,248       0.02000
 197                    120             119    02/01/17         360             360                 22,358       0.02000
 199                    120             119    02/01/17         360             360                 21,339       0.02000
 208                    120             119    02/01/17         360             360                 17,654       0.07000
 213                    120             119    02/01/17         360             360                 16,841       0.02000
 214                    120             120    03/01/17         360             360                 16,640       0.02000
 218                    180             180    04/01/22         360             360                 13,650       0.06000
 223                    120             118    01/01/17         360             358                 12,944       0.02000
 224                     60              60    03/01/12          0               0                   9,475       0.04000
 225                    120             119    02/01/17         360             360                 10,820       0.07000
 227                    120             119    02/01/17         360             360                  7,123       0.02000
 228                    120             119    02/01/17         360             360                  6,834       0.07000
 229                    120             119    02/01/17         360             360                  6,368       0.02000

              Accrual      ARD    ARD Step   Title T   Crossed   Originator/
Loan #         Type       (Y/N)   Up (%)     Type       Loan     Loan Seller     Guarantor
----------------------------------------------------------------------------------------------------------------------
   2         Actual/360     No                Fee                    JPMCB       Boston Properties Limited Partnership
   4         Actual/360     No                Fee                    JPMCB       Lafayette Real Estate, LLC
  4.01                      No                Fee                    JPMCB
  4.02                      No                Fee                    JPMCB
  4.03                      No                Fee                    JPMCB
  4.04                      No                Fee                    JPMCB
  4.05                      No                Fee                    JPMCB
  4.06                      No                Fee                    JPMCB
  4.07                      No                Fee                    JPMCB
  4.08                      No                Fee                    JPMCB
  4.09                      No                Fee                    JPMCB
   8         Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   9         Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   10        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   11        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   12        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   13        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   14        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   15        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   16        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   17        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   18        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners II, L.P.
   19        Actual/360     No                Fee                    JPMCB       Centro Saturn LLC
 19.01                      No                Fee                    JPMCB
 19.02                      No                Fee                    JPMCB
 19.03                      No                Fee                    JPMCB
 19.04                      No                Fee                    JPMCB
 19.05                      No                Fee                    JPMCB
 19.06                      No                Fee                    JPMCB
 19.07                      No                Fee                    JPMCB
 19.08                      No                Fee                    JPMCB
 19.09                      No                Fee                    JPMCB
 19.10                      No                Fee                    JPMCB
 19.11                      No                Fee                    JPMCB
 19.12                      No                Fee                    JPMCB
 19.13                      No                Fee                    JPMCB
   20        Actual/360     No                Fee                    JPMCB       Investcorp Properties Limited
   25        Actual/360     No                Fee                    JPMCB       Osprey East, A Webber/Osprey Joint Venture, L.L.C.
 25.01                      No                Fee                    JPMCB
 25.02                      No                Fee                    JPMCB
 25.03                      No                Fee                    JPMCB
 25.04                      No                Fee                    JPMCB
 25.05                      No                Fee                    JPMCB
 25.06                      No                Fee                    JPMCB
   44        Actual/360     No                Fee                    JPMCB       Fairfield Colony L.P.
   46        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners, L.P.
   47        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners, L.P.
   48        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners, L.P.
   49        Actual/360     No                Fee          A         JPMCB       Colony Realty Partners, L.P.
   55        Actual/360     No                Fee                    JPMCB       Macerich SanTan Phase 2 SPE LLC
   58        Actual/360     No                Fee                    JPMCB       Seligman & Associates, Inc.
   59        Actual/360     No                Fee                    JPMCB       Jeffrey L. Olyan
   60        Actual/360     No                Fee                    JPMCB       RREEF AMERICA REIT III CORP. GG2
   61        Actual/360     No                Fee                    JPMCB       Americold Realty Trust
 61.01                      No                Fee                    JPMCB
 61.02                      No                Fee                    JPMCB
 61.03                      No                Fee                    JPMCB
 61.04                      No                Fee                    JPMCB
 61.05                      No                Fee                    JPMCB
 61.06                      No                Fee                    JPMCB
 61.07                      No                Fee                    JPMCB
 61.08                      No                Fee                    JPMCB
 61.09                      No                Fee                    JPMCB
 61.10                      No                Fee                    JPMCB
 61.11                      No                Fee                    JPMCB
 61.12      #N/A           #N/A      #N/A     #N/A        #N/A        #N/A       #N/A

         JPMCC 2007-LDP10
         Mortgage Loan Schedule (JPMCB)

            Accrual      ARD    ARD Step   Title    Crossed  Originator/
Loan #       Type       (Y/N)   Up (%)     Type      Loan    Loan Seller  Guarantor
------------------------------------------------------------------------------------------------------------------------------------
61.13        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.14        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.15        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.16        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.17        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.18        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.19        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
61.20        #N/A        #N/A   #N/A       #N/A     #N/A       #N/A       #N/A
  62      Actual/360      No               Fee                JPMCB       Continental Development Corporation
  66      Actual/360      No               Fee                JPMCB       San Jose Office Investments, L.P.
  75      Actual/360      No               Fee                JPMCB       Patricia A. Shenker
  77      Actual/360      No               Fee                JPMCB       Kimco Realty Corporation
  78      Actual/360      No               Fee                JPMCB       F. Matthew DiNapoli
 100      Actual/360      No               Fee                JPMCB       Steven M. Shaw, Kenneth A. Nonn
 102      Actual/360      No               Fee                JPMCB       Kimco Realty Corporation
 106      Actual/360      No               Fee                JPMCB       Seligman & Associates, Inc.
 112      Actual/360      No               Fee                JPMCB       Albert Nigri
 117      Actual/360      No               Fee                JPMCB       George I. Okita, John McLinden, Roger Brown, Arthur Slaven
 123      Actual/360      No               Fee                JPMCB       Regency Commercial Associates, LLC; James R. McKinney
 129      Actual/360      No               Fee       D        JPMCB       Seligman & Associates, Inc.
 144      Actual/360      No               Fee       F        JPMCB       Edward St. John, LLC
 146      Actual/360      No               Fee                JPMCB       Charley and Susan Johnson Trust
 149      Actual/360      No               Fee                JPMCB       MOR MCGAW Acquisition LLC
 159      Actual/360      No               Fee                JPMCB       Cole Operating Partnership II, LP
 164      Actual/360      No               Fee                JPMCB       Daniel Fivey, Alan Klein
 165      Actual/360      No               Fee                JPMCB       Daniel Hibma, Paul A. Land, Roger Lucas
 166      Actual/360      No               Fee                JPMCB       Mike Schuminsky
 170      Actual/360      No               Fee                JPMCB       ParkBrooke Office, L.P.
 172      Actual/360      No               Fee                JPMCB       Carl J. Greenwood
 177      Actual/360      No               Fee       G        JPMCB       John E. Sanfilippo, Joey J. Sanfilippo
 180      Actual/360      No               Fee       F        JPMCB       Edward St. John, LLC
 186      Actual/360      No               Fee                JPMCB       Charles W. Henne, Marla Collins Webb
 192      Actual/360      No               Fee                JPMCB       Timothy G. Behunin
 197      Actual/360      No               Fee                JPMCB       Harley D. O'Neil, Jr, Elizabeth Vanderveen
 199      Actual/360      No               Fee                JPMCB       Harry A. Kettmer, Rory S. Coakley
 208      Actual/360      No               Fee                JPMCB       George Rahael
 213      Actual/360      No               Fee       G        JPMCB       John E. Sanfilippo, Joey J. Sanfilippo
 214      Actual/360      No               Fee                JPMCB       James P. Esshaki, John Esshaki
 218      Actual/360      No               Fee       F        JPMCB       Edward St. John, LLC
 223      Actual/360      No               Fee                JPMCB       Philip L. Perry, Jim Hille and J. Paul McIntosh
 224      Actual/360      No               Fee       D        JPMCB       Seligman & Associates, Inc.
 225      Actual/360      No               Fee                JPMCB       George Rahael
 227      Actual/360      No               Fee       G        JPMCB       John E. Sanfilippo
 228      Actual/360      No               Fee                JPMCB       George Rahael
 229      Actual/360      No               Fee       G        JPMCB       John E. Sanfilippo; Joey J. Sanfilippo



                          Upfront  Upfront      Upfront
             Letter of     CapEx    Eng.         Envir.   Upfront TI/LC  Upfront RE    Upfront Ins.    Upfront Other
Loan #        Credit      Reserve  Reserve      Reserve       Reserve    Tax Reserve     Reserve         Reserve
--------------------------------------------------------------------------------------------------------------------
   2           No          0.00          0.00   0.00         0.00             0.00           0.00           0.00
   4           No          0.00          0.00   0.00     1,904,109.25         0.00           0.00           0.00
  4.01
  4.02
  4.03
  4.04
  4.05
  4.06
  4.07
  4.08
  4.09
   8           No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   9           No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   10          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   11          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   12          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   13          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   14          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   15          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   16          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   17          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   18          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
   19          No          0.00          0.00   0.00             0.00         0.00           0.00           0.00
 19.01
 19.02
 19.03
 19.04
 19.05
 19.06
 19.07
 19.08
 19.09
 19.10
 19.11
 19.12
 19.13
   20          No          0.00          0.00   0.00             0.00   172,836.57      48,422.92    12,191,427.00
   25       320,000.0      0.00          0.00   0.00             0.00   150,555.49           0.00             0.00
 25.01
 25.02
 25.03
 25.04
 25.05
 25.06
   44          No          0.00          0.00   0.00             0.00   404,981.55     218,189.86      2,265,600.00
   46          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   47          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   48          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   49          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   55          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   58          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   59          No          0.00  1,335,762.00   0.00             0.00    76,741.03      42,953.00      4,445,663.00
   60          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
   61          No          0.00          0.00   0.00             0.00         0.00           0.00              0.00
 61.01
 61.02
 61.03
 61.04
 61.05
 61.06
 61.07
 61.08
 61.09
 61.10
 61.11
 61.12        #N/A         #N/A          #N/A    #N/A           #N/A           #N/A          #N/A              #N/A


                          Upfront    Upfront      Upfront
             Letter of     CapEx      Eng.         Envir.   Upfront TI/LC  Upfront RE    Upfront Ins.    Upfront Other
Loan #        Credit      Reserve    Reserve      Reserve       Reserve    Tax Reserve     Reserve         Reserve
----------------------------------------------------------------------------------------------------------------------
61.14         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.15         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.16         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.17         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.18         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.19         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
61.20         #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
  62          #N/A         #N/A           #N/A      #N/A        #N/A            #N/A          #N/A               #N/A
  66           No          0.00      16,875.00      0.00        0.00       62,677.62      6,656.20               0.00
  75           No          0.00           0.00      0.00        0.00       70,687.49     44,244.00               0.00
  77           No          0.00           0.00      0.00        0.00       85,672.79     66,201.41       1,659,686.00
  78           No          0.00           0.00      0.00        0.00            0.00          0.00               0.00
 100           No          0.00           0.00    950.00        0.00            0.00          0.00               0.00
 102           No          0.00           0.00      0.00        0.00       55,075.87     10,544.30               0.00
 106           No          0.00           0.00      0.00        0.00            0.00          0.00               0.00
 112           No          0.00           0.00      0.00        0.00       48,916.45          0.00               0.00
 117           No          0.00           0.00      0.00        0.00       32,275.80      6,975.67               0.00
 123           No          0.00           0.00      0.00     322,371.00    45,416.66     10,696.00               0.00
 129        500,000.0      0.00           0.00      0.00        0.00       26,520.97     26,171.25               0.00
 144           No          0.00           0.00      0.00        0.00       48,171.79          0.00               0.00
 146           No          0.00           0.00      0.00     375,000.00    60,455.92          0.00               0.00
 149           No          0.00           0.00      0.00      50,000.00         0.00          0.00       1,693,948.00
 159           No          0.00           0.00      0.00        0.00       16,806.00      1,448.42         100,000.00
 164           No          0.00           0.00      0.00        0.00            0.00          0.00               0.00
 165           No          0.00      20,625.00      0.00        0.00       35,380.27      9,290.00         650,000.00
 166           No          0.00           0.00      0.00        0.00       33,600.00      3,389.50               0.00
 170           No          0.00           0.00      0.00        0.00       25,894.81     13,292.58               0.00
 172           No         583.00          0.00      0.00      85,999.59     9,932.05      1,585.00          47,000.00
 177           No          0.00           0.00      0.00        0.00            0.00          0.00               0.00
 180           No          0.00           0.00      0.00        0.00       36,037.44     10,197.00               0.00
 186           No          0.00           0.00      0.00        0.00       42,410.56          0.00               0.00
 192        100,000.0      0.00           0.00      0.00        0.00        5,493.44      5,616.50               0.00
 197           No          0.00           0.00      0.00        0.00            0.00          0.00               0.00
 199           No          0.00           0.00      0.00        0.00       13,679.17      1,824.33               0.00
 208           No          0.00           0.00      0.00        0.00       12,716.34      4,161.75               0.00
 213           No          0.00       6,600.00      0.00        0.00       10,163.49          0.00               0.00
 214           No          0.00           0.00      0.00        0.00       45,567.71      5,021.00               0.00
 218           No          0.00           0.00      0.00        0.00       21,565.19      2,381.67               0.00
 223           No          0.00           0.00      0.00        0.00       27,923.13          0.00               0.00
 224           No          0.00           0.00      0.00        0.00       18,016.34      4,261.25               0.00
 225           No          0.00           0.00      0.00        0.00       12,622.19          0.00               0.00
 227           No          0.00           0.00      0.00        0.00        9,212.08          0.00               0.00
 228           No          0.00           0.00      0.00        0.00        5,617.94      2,069.50               0.00
 229


                  Monthly          Monthly         Monthly         Monthly          Monthly          Monthly
Loan #             Capex            Envir.          TI/LC          RE Tax            Ins.             Other                Grace
                  Reserve          Reserve         Reserve         Reserve          Reserve          Reserve              Period
----------------------------------------------------------------------------------------------------------------------------------
   2                 0.00           0.00            0.00              0.00            0.00                       0.00        0
   4                 0.00           0.00            0.00              0.00            0.00                       0.00        5
  4.01                                                                                                                       5
  4.02                                                                                                                       5
  4.03                                                                                                                       5
  4.04                                                                                                                       5
  4.05                                                                                                                       5
  4.06                                                                                                                       5
  4.07                                                                                                                       5
  4.08                                                                                                                       5
  4.09                                                                                                                       5
   8                 0.00           0.00            0.00              0.00            0.00                       0.00        0
   9                 0.00           0.00            0.00              0.00            0.00                       0.00        0
   10                0.00           0.00            0.00              0.00            0.00                       0.00        0
   11                0.00           0.00            0.00              0.00            0.00                       0.00        0
   12                0.00           0.00            0.00              0.00            0.00                       0.00        0
   13                0.00           0.00            0.00              0.00            0.00                       0.00        0
  225                0.00           0.00            0.00              0.00            0.00                       0.00        0
  227
   14                0.00           0.00            0.00              0.00            0.00                       0.00        0
   15                0.00           0.00            0.00              0.00            0.00                       0.00        0
   16                0.00           0.00            0.00              0.00            0.00                       0.00        0
   17                0.00           0.00            0.00              0.00            0.00                       0.00        0
   18                0.00           0.00            0.00              0.00            0.00                       0.00        0
   19                0.00           0.00            0.00              0.00            0.00                       0.00        7
 19.01                                                                                                                       7
 19.02                                                                                                                       7
 19.03                                                                                                                       7
 19.04                                                                                                                       7
 19.05                                                                                                                       7
 19.06                                                                                                                       7
 19.07                                                                                                                       7
 19.08                                                                                                                       7
 19.09                                                                                                                       7
 19.10                                                                                                                       7
 19.11                                                                                                                       7
 19.12                                                                                                                       7
 19.13                                                                                                                       7
   20             8280.84           0.00            0.00          86418.29        16140.97                       0.00        0
   25             8048.43           0.00            0.00         150555.49            0.00                       0.00        0
 25.01                                                                                                                       0
 25.02                                                                                                                       0
 25.03                                                                                                                       0
 25.04                                                                                                                       0
 25.05                                                                                                                       0
 25.06                                                                                                                       0
   44                0.00           0.00            0.00          57854.51        17455.19                       0.00        5
   46                0.00           0.00            0.00              0.00            0.00                       0.00        0
   47                0.00           0.00            0.00              0.00            0.00                       0.00        0
   48                0.00           0.00            0.00              0.00            0.00                       0.00        0
   49                0.00           0.00            0.00              0.00            0.00                       0.00        0
   55                0.00           0.00            0.00              0.00            0.00                       0.00        5
   58                0.00           0.00         7800.00              0.00            0.00                       0.00        7
   59             3125.50           0.00            0.00          76741.03         7158.00                       0.00        5
   60                0.00           0.00            0.00              0.00            0.00                       0.00        5
   61                0.00           0.00            0.00              0.00            0.00                       0.00        5
 61.01                                                                                                                       5
 61.02                                                                                                                       5
 61.03                                                                                                                       5
 61.04                                                                                                                       5
 61.05                                                                                                                       5
 61.06                                                                                                                       5
 61.07                                                                                                                       5
 61.08                                                                                                                       5
 61.09                                                                                                                       5
 61.10                                                                                                                       5
 61.11                                                                                                                       5
 61.12               #N/A           #N/A            #N/A              #N/A           #N/A                       #N/A        #N/A



         Monthly       onthly      Monthly     Monthly             Monthly        Monthly
Loan #    Capex        Envir.       TI/LC      RE Tax               Ins.           Other                                      Grace
         Reserve       eserve      Reserve     Reserve             Reserve        Reserve                                    Period
-----------------------------------------------------------------------------------------------------------------------------------
61.13    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.14    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.15    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.16    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.17    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.18    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.19    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
61.20    #N/A          N/A          #N/A           #N/A            #N/A           #N/A                                        #N/A
  62         2115.04        0.00          0.00         10446.27         1109.36                              0.00                5
  66            0.00        0.00          0.00         14137.49         4916.00                              0.00                7
  75         2342.33        0.00      11000.00         21418.19         5092.41                              0.00                7
  77            0.00        0.00          0.00             0.00            0.00                              0.00                0
  78            0.00        0.00          0.00             0.00            0.00                              0.00                7
 100         3467.00        0.00          0.00         27537.94         2108.86                          42500.00                7
 102            0.00        0.00          0.00             0.00            0.00  Lease Termination Payments in excess of $50,000 0
 106            0.00        0.00       6150.00          9783.29            0.00                              0.00                7
 112         1083.08        0.00          0.00         16137.90         1743.92                              0.00                7
 117          948.83        0.00       9166.67          9083.33         1528.00                              0.00                7
 144            0.00        0.00      13393.00         12091.18            0.00                              0.00                7
 129            0.00        0.00          0.00          8028.63            0.00                              0.00                7
 144            0.00        0.00      13393.00         12091.18            0.00                              0.00                7
 146          166.00        0.00       1665.00             0.00            0.00                              0.00                7
 149          138.00        0.00       2916.67          4201.50          206.92                              0.00                7
 159            0.00        0.00          0.00             0.00            0.00                              0.00                8
 164            0.00        0.00          0.00          5896.71          929.00                              0.00                7
 165          439.03        0.00          0.00         11200.00         1129.83                              0.00                7
 166          475.50        0.00       2218.83          8631.60         1208.42                              0.00                7
 170          583.00        0.00          0.00          4966.03          528.33                              0.00                7
 172            0.00        0.00          0.00             0.00            0.00                              0.00                7
 177         1264.38        0.00          0.00          6006.24         1699.50                              0.00                7
 180            0.00        0.00       8335.00          8482.11            0.00                              0.00                7
 186         1311.92        0.00       2000.00          2746.72          936.08                              0.00                7
 192            0.00        0.00          0.00             0.00            0.00                              0.00                7
 197          616.00        0.00       2000.00          2735.83          912.17                              0.00                7
 199            0.00        0.00       1666.67          1412.93          462.42                              0.00                7
 208            0.00        0.00       4167.00          2540.86            0.00                              0.00                7
 213         1039.00        0.00          0.00          7594.62          836.83                              0.00                7
 214          340.00        0.00       2083.00          3594.20          595.42                              0.00                7
 218            0.00        0.00          0.00          5584.63            0.00                              0.00                7
 223         1451.91        0.00          0.00          4504.09          608.75                              0.00                7
 224            0.00        0.00          0.00          2103.69            0.00                              0.00                7
 225          220.00        0.00       1400.00          2303.02            0.00                              0.00                7
 227          725.33        0.00          0.00           936.32          344.75                              0.00                7
 228            0.00        0.00       1042.00          1550.62            0.00                              0.00                7
 229          442.92        0.00          0.00          1819.45          328.42                              0.00                7


                                                                                                    Remaining
                                                         Interest                   Final          Amortization
        Lockbox          Property      Defeasance        Accrual        Loan      Maturity       Term for Balloon
Loan #  In-place         Type          Permitted         Period        Group        Date              Loans
-----------------------------------------------------------------------------------------------------------------------
   2     Yes               Office         Yes            Actual/360      1
   4     No                Office         No             Actual/360      1
  4.01                     Office                                        1
  4.02                     Office                                        1
  4.03                     Office                                        1
  4.04                     Office                                        1
  4.05                     Office                                        1
  4.06                     Office                                        1
  4.07                     Office                                        1
  4.08                     Office                                        1
  4.09                     Office                                        1
   8     Yes               Office         Yes            Actual/360      3
   9     Yes               Office         Yes            Actual/360      3
   10    Yes             Industrial       Yes            Actual/360      3
   11    Yes             Multifamily      Yes            Actual/360      3
   12    Yes             Industrial       Yes            Actual/360      3
   13    Yes             Industrial       Yes            Actual/360      3
  225    Yes             Industrial       Yes            Actual/360      3
  227    Yes             Industrial       Yes            Actual/360      3
   14    Yes               Retail         Yes            Actual/360      3
   15    Yes             Industrial       Yes            Actual/360      3
   16    Yes             Industrial       Yes            Actual/360      3
   17    Yes             Industrial       Yes            Actual/360      3
   18    Yes               Retail         Yes            Actual/360      3
   19                      Retail                                        3
 19.01                     Retail                                        3
 19.02                     Retail                                        3
 19.03                     Retail                                        3
 19.04                     Retail                                        3
 19.05                     Retail                                        3
 19.06                     Retail                                        3
 19.07                     Retail                                        3
 19.08                     Retail                                        3
 19.09                     Retail                                        3
 19.10                     Retail                                        3
 19.11                     Retail                                        3
 19.12                     Retail                                        3
 19.13   Yes               Retail         No             Actual/360      3
   20    Yes               Office         Yes            Actual/360      1
   25                      Office                                        1
 25.01                     Office                                        1
 25.02                     Office                                        1
 25.03                     Office                                        1
 25.04                     Office                                        1
 25.05                     Office                                        1
 25.06   No              Multifamily      Yes            Actual/360      2
   44    Yes             Industrial       Yes            Actual/360      3
   46    Yes             Industrial       Yes            Actual/360      3
   47    Yes               Office         Yes            Actual/360      3
   48    Yes             Industrial       Yes            Actual/360      3
   49    No                Retail         Yes            Actual/360      3
   55    No                Retail         Yes            Actual/360      1
   58    No                Retail         Yes            Actual/360      1
   59    No              Industrial       No             Actual/360      3
   60    Yes             Industrial       Yes            Actual/360      1
   61                    Industrial                                      1
 61.01                   Industrial                                      1
 61.02                   Industrial                                      1
 61.03                   Industrial                                      1
 61.04                   Industrial                                      1
 61.05                   Industrial                                      1
 61.06                   Industrial                                      1
 61.07                   Industrial                                      1
 61.08                   Industrial                                      1
 61.09                   Industrial                                      1
 61.10                   Industrial                                      1
 61.11                   Industrial                                      1
 61.12  #N/A               #N/A         #N/A                #N/A        #N/A        #N/A              #N/A


                                                                                                  Remaining
                                                         Interest                   Final        Amortization
        Lockbox            Property      Defeasance        Accrual        Loan      Maturity   Term for Balloon
Loan #  In-place           Type          Permitted         Period        Group        Date         Loans
---------------------------------------------------------------------------------------------------------------
61.13   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.14   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.15   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.16   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.17   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.18   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.19   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
61.20   #N/A               #N/A              #N/A         #N/A           #N/A       #N/A           #N/A
  62    No                 Mixed Use         Yes         Actual/360      1                         360
  66    No                  Office           Yes         Actual/360      3                         300
  75    No                  Office           Yes         Actual/360      3
  77    No                  Retail           Yes         Actual/360      1
  78    Yes                  Hotel           Yes         Actual/360      3
 100    No                Multifamily        Yes         Actual/360      2
 102    No                  Retail           Yes         Actual/360      1
 106    No                  Office           Yes         Actual/360      3
 112    No                  Retail           Yes         Actual/360      1                         360
 117    No                  Office           No          Actual/360      3                         360
 144    No                  Retail           No          Actual/360      3                         360
 129    No                  Office           Yes         Actual/360      3
 144    No                Industrial         Yes         Actual/360      1                         360
 146    No                 Mixed Use         Yes         Actual/360      1                         360
 149    No                  Retail           Yes         Actual/360      1                         360
 159    Yes                 Retail           Yes         Actual/360      1
 164    No                  Office           Yes         Actual/360      3
 165    No                Multifamily        Yes         Actual/360      2                         360
 166    No                  Retail           Yes         Actual/360      1                         180
 170    No                  Office           Yes         Actual/360      3                         360
 172    Yes                 Retail           No          Actual/360      1                         360
 177    No                Multifamily        No          Actual/360      2                         360
 180    No                Industrial         Yes         Actual/360      1                         360
 186    No                  Retail           Yes         Actual/360      1                         360
 192    Yes                 Office           Yes         Actual/360      1                         240
 197    No                  Retail           Yes         Actual/360      1                         360
 199    No                  Office           No          Actual/360      1                         360
 208    No                  Retail           Yes         Actual/360      1                         360
 213    No                Multifamily        No          Actual/360      2                         360
 214    No                  Retail           Yes         Actual/360      1                         360
 218    No                Industrial         No          Actual/360      1                         360
 223    No                Multifamily        Yes         Actual/360      2                         360
 224    No                Industrial         Yes         Actual/360      3
 225    Yes                 Office           Yes         Actual/360      1                         360
 227    No                Multifamily        No          Actual/360      2                         360
 228    No                  Retail           Yes         Actual/360      1                         360
 229    No                Multifamily        No          Actual/360      2                         360

                                    EXHIBIT B

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


         (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.


         (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

         (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

         (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

         (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

         (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

         (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

         (8) The Seller has received an American Land Title Association (ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

         (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

         (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

              (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

              (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

              (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

         (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

         (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

         (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

         (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

              (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

              (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

              (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

         (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

         (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

         (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

         (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and (ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

         (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

              (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

         (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

              (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

              (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

              (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

              (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

              (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

              (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

              (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

              (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

              (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

         (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

              (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or
     (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

              (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
     (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

              (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

              (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

         (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or (2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law;
(e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

         (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

         (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

         (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

         (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

         (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

         (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

         (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

         (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

         (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

         (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

         (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

         (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

         (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

         (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

         (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

         (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

         (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date or, with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

         (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

         (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

         (44) Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, (b) to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in each case in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation.

         Defined Terms:

         The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

         The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

         The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

         The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (a) required payments for the tax and insurance fund and ground lease escrows fund,
(b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

         The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

         The term "in reliance on" shall mean that:

              (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

              (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

              (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

              (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

         The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.


         The term "Permitted Encumbrances" shall mean:

              (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

              (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

              (c) other matters to which like properties are commonly subject, and

              (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.


         which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

         Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

                               JPMCC 2007 - LDP10
                          Exceptions to Representations


Representation #(4)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   61       AmeriCold Pool 2           The Mortgaged Property secures the
                                       Mortgage Loan (consisting of a Fixed
                                       Rate A-2-B Note), a Fixed Rate A-1-A
                                       Note, a Fixed Rate A-1-B Note, a Fixed
                                       Rate A-2-A Note and a Fixed Rate A-2-C
                                       Note (each of which is pari passu with
                                       the Mortgage Loan and is not included in the trust fund).

   223      Meadow Ridge               The Mortgaged Property secures the
                                       Mortgage Loan and a second mortgage held by the City of Norfolk, Nebraska subject to a subordination and standstill agreement in favor of the mortgagee.

    2       599 Lexington Ave          The Mortgaged Property secures the
                                       Mortgage Loan (consisting of a Fixed
                                       Rate A-1 Note), a Fixed Rate A-2 Note, a
                                       Fixed Rate A-3 Note, and a Fixed Rate
                                       A-4 Note (each of which is pari passu
                                       with the Mortgage Loan and is not
                                       included in the trust fund).
--------------------------------------------------------------------------------

Representation #(6)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    61       AmeriCold Pool 2           The Mortgaged Property secures the
                                        Mortgage Loan (consisting of a Fixed
                                        Rate A-2-B Note), a Fixed Rate A-1-A
                                        Note, a Fixed Rate A-1-B Note, a Fixed
                                        Rate A-2-A Note and a Fixed Rate A-2-C
                                        Note (each of which is pari passu with
                                        the Mortgage Loan and is not included in
                                        the trust fund).
--------------------------------------------------------------------------------

    149      McGaw Plaza               The Mortgaged Loan is structured as an
                                       indemnity deed of trust ("IDOT"), under
                                       which the Mortgage Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

    223      Meadow Ridge              The Mortgaged Property secures the
                                       Mortgage Loan and a second mortgage held by the City of Norfolk, Nebraska subject to a subordination and standstill agreement in favor of the mortgagee.

    44       Hampton at Town Center    The Mortgaged Loan is structured as an
                                       indemnity deed of trust ("IDOT"), under
                                       which the Mortgage Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

     2       599 Lexington Ave         The Mortgaged Property secures the
                                       Mortgage Loan (consisting of a Fixed
                                       Rate A-1 Note), a Fixed Rate A-2 Note, a
                                       Fixed Rate A-3 Note, and a Fixed Rate
                                       A-4 Note (each of which is pari passu
                                       with the Mortgage Loan and is not
                                       included in the trust fund).
--------------------------------------------------------------------------------

Representation #(7)
-------------------

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    149      McGaw Plaza               Because the Mortgage Loan is structured
                                       for tax purposes as an IDOT, the
                                       guarantor of the Mortgage Note is the
                                       owner of the related Mortgaged Property
                                       instead of the related Mortgagor.

    44       Hampton at Town Center    Because the Mortgage Loan is structured
                                       for tax purposes as an IDOT, the
                                       guarantor of the Mortgage Note is the
                                       owner of the related Mortgaged Property
                                       instead of the related Mortgagor.
--------------------------------------------------------------------------------

Representation #(10(a))

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

  66       560 S. Winchester Blvd      There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

  78       Hotel Teatro                There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse environmental carveouts.

                                       The environmental indemnity contains a
                                       3 year sunset provision.

   2       599 Lexington Ave           There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse environmental carveouts.

                                       The environmental indemnity contains a
                                       1 year sunset provision.

  60       Boeing Lomita Campus        There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

  55       San Tan Village Phase 2     There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

  19       Centro Heritage             There is no individual or entity other
           Portfolio V                 than the Mortgagor who is liable for the
                                       non-recourse carveouts.

   4       Lafayette Property Trust    There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

                                       The non-recourse carveout does not
                                       cover "actual waste".

  25       Osprey Portfolio            The non-recourse carveout does not cover
                                       "actual waste".
--------------------------------------------------------------------------------

 77;102     Kimco PNP-Palomar Village  There is no individual or entity other
            SC; Kimco PNP-Canyon       than the Mortgagor who is liable for the
            Square Plaza               non-recourse carveouts.

   186      Tates Creek South          In order to comply with Kentucky law,
            Shopping Center            which imposes certain limits on
                                       guarantor liability, the liability in
                                       the guaranty related to the Mortgage
                                       Loan has been capped at $12,900,000 (3
                                       times the original loan amount),
                                       subject to adjustment for interest and
                                       reasonable attorneys' fees.

  46-49    Colony V Portfolio          There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

                                       The non-recourse carveout does not
                                       cover "actual waste".

  8-18    Colony VI Portfolio          There is no individual or entity other
                                       than the Mortgagor who is liable for the non-recourse carveouts.

                                       The non-recourse carveout does not
                                       cover "actual waste".

   218      Granville Woods Business   There is no individual or entity other
            Center                     than the Mortgagor who is liable for the
                                       non-recourse carveouts.

   180      Waukesha Airport Business  There is no individual or entity other
            Center than the Mortgagor who is liable for the non-recourse carveouts.

   144      Mequon Research Center     There is no individual or entity other
                                       than the Mortgagor who is liable for the
                                       non-recourse carveouts.
--------------------------------------------------------------------------------

Representation #(10(c))

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   149      McGaw Plaza                The Mortgage Loan is structured as an
                                       IDOT, and while the related Mortgagor
                                       was the maker of the Mortgage Note, the
                                       Mortgage was given by the indemnity
                                       guarantor.

   44       Hampton at Town Center     The Mortgage Loan is structured as an
                                       IDOT, and while the related Mortgagor was
                                       the maker of the Mortgage Note, the
                                       Mortgage was given by the indemnity
                                       guarantor.
--------------------------------------------------------------------------------

Representation #(12)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    61       AmeriCold Pool 2          Each AmeriCold Pool 2 property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       between 105% and 115% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

    75       Los Angeles Media Tech    Each Los Angeles Media Tech Center
             Center                    property may be released from the lien
                                       of the Mortgage upon defeasance of an
                                       amount equal to 115% of the allocated
                                       loan amount.

    62       Northrop Grumman          The Mortgage Loan documents allow for
                                       the Mortgage Loan to be split into two
                                       loans and part of the Mortgaged Property be released from the mortgage and encumbered by a new mortgage.


    19     Centro Heritage             Each Centro Heritage Portfolio V
           Portfolio V                 property may be released from the lien
                                       of the Mortgage upon defeasance of an
                                       amount equal to 110% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

     4     Lafayette Property Trust    Each Lafayette Property Trust property
                                       may be released from the lien of the
                                       Mortgage upon defeasance of an amount
                                       equal to between 100% and 107.5% of the
                                       allocated loan amount as provided in the related Mortgage Loan documents.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

     25       Osprey Portfolio         Each Osprey Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       110% of the allocated loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

    46-49     Colony V Portfolio       Each Colony V Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       105% of the allocated loan amount.
                                       Additionally, each Colony V Portfolio
                                       property may be released from the lien
                                       of the Mortgage upon the Mortgagor
                                       providing a letter of credit in an
                                       amount equal to 105% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

    8-18      Colony VI Portfolio      Each Colony VI Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       105% of the allocated loan amount.
                                       Additionally, each Colony VI Portfolio
                                       property may be released from the lien
                                       of the Mortgage upon the Mortgagor
                                       providing a letter of credit in an
                                       amount equal to 105% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

     218      Granville Woods          The Granville Woods Business Center
              Business Center          Mortgage Loan, Waukesha Airport Business
                                       Center Mortgage Loan and Mequon
                                       Research Center Mortgage Loan are
                                       cross-collateralized. The Granville
                                       Woods Business Center property may be
                                       released from the cross
                                       collateralization agreement upon
                                       escrowing an amount equal to the
                                       Mortgage Loan plus $452,000.

   180      Waukesha Airport Business  The Granville Woods Business Center
            Center Mortgage Loan, Waukesha Airport Business Center Mortgage Loan and Mequon
                                       Research Center Mortgage Loan are
                                       cross-collateralized. The Waukesha
                                       Airport Business Center property may be
                                       released from the lien of the Granville
                                       Woods Business Center Mortgage Loan and
                                       Mequon Research Center Mortgage Loan
                                       when the property has a debt service
                                       coverage ratio of 1.15 for the twelve
                                       month period after the Mortgagor
                                       requests a release of the property.

   144      Mequon Research Center     The Granville Woods Business Center
                                       Mortgage Loan, Waukesha Airport Business
                                       Center Mortgage Loan and Mequon Research
                                       Center Mortgage Loan are
                                       cross-collateralized.  The Mequon
                                       Research Center property may be released
                                       from the cross collateralization
                                       agreement upon escrowing an amount equal
                                       to the Mortgage Loan plus $200,000.
--------------------------------------------------------------------------------

Representation #(14(a))

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    20       Southland Mall            The value of the Mortgaged Property is
                                       based upon the appraiser's $195,000,000
                                       "as stabilized" value (as compared with
                                       a $148,900,000 "as-is" value) and
                                       assumes build-out and occupancy of space
                                       that has not yet occurred.  The
                                       mortgagee established escrows at
                                       origination in the amount of
                                       $4,437,542.05 relating to the lease-up
                                       of the Mortgaged Property.
--------------------------------------------------------------------------------

Representation #(16)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   159      Dicks Sporting             The respective Mortgaged Properties are
            Goods-Amherst NY           legally nonconforming due to deficient
                                       parking.
--------------------------------------------------------------------------------

Representation #(17)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   100      Park Place Apartments      As of the date of origination, the
                                       related Mortgaged Property was part of a larger tax parcel. Pursuant to an undelivered items letter, the Mortgagor has agreed to obtain a separate tax identification number for the Mortgaged
                                       Property within 90 days of origination.

   165      Cooper's Landing IIB       As of the date of origination, the
                                       related Mortgaged Property was part of a
                                       larger tax parcel.  Pursuant to an
                                       undelivered items letter, the Mortgagor
                                       has agreed to obtain a separate tax
                                       identification number for the Mortgaged
                                       Property within 90 days of origination.
--------------------------------------------------------------------------------

Representation #(19(a))

--------------------------------------------------------------------------------
Loan             Loan Name                       Description of Exception
Number
--------------------------------------------------------------------------------

  106; 197;   785 Market Street; Browns        The mortgagee waived escrows for
  223; 129;   Point; Meadow Ridge; North       immediate repairs in an amount
224; 58; 213; Stadium Business Park 1;         of less than $5,000 recommended
225; 192; 78; North Stadium Stadium Business   by the property condition report
2; 146; 180   Park 2; Silverado Ranch;
              Foxwood; Lara Springs; Disney
              Office Building; Hotel Teatro;
              599 Lexington Ave;
              7175 N. Durango Dr.;
              Waukesha Airport Business
              Center

 112      Brownstown Shopping Center   The mortgagee waived escrows
                                       for immediate repairs in the
                                       amount of $20,000 recommended by
                                       the property condition report.

  44      Hampton at Town Center       The mortgagee waived escrows for
                                       immediate repairs in the amount
                                       of $103,700 recommended by the
                                       property condition report.

   20       Southland Mall             The mortgagee waived escrows for
                                       immediate repairs in the amount of
                                       $24,700 recommended by the property
                                       condition report.

   19       Centro Heritage            The mortgagee waived escrows for
            Portfolio V                immediate repairs in the amount of
                                       $168,405 recommended by the property
                                       condition report.

    4       Lafayette Property Trust   The mortgagee waived escrows for
                                       immediate repairs in the amount of
                                       $384,750 recommended by the property
                                       condition report.

  46-49     Colony V Portfolio         The mortgagee waived escrows for
                                       repairs in the amount of $510,750
                                       recommended by the property condition
                                       report.

  8-18                                 Colony VI Portfolio The mortgagee
                                       waived escrows for immediate repairs in
                                       the amount of $322,440 recommended by
                                       the property condition report.
--------------------------------------------------------------------------------

Representation #(21(b))

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    61       AmeriCold Pool 2           The Environmental Site Assessment
                                        recommended the implementation of an
                                        asbestos O&M Plan, but it was not
                                        required by the mortgagee at closing.

  77; 102    Kimco PNP-Palomar Village  There were various environmental
             SC; Kimco PNP-Canyon       concerns cited on the respective
             Square Plaza               Environmental Site Assessments.  At
                                        closing, the mortgagee accepted
                                        environmental insurance for both of the
                                        Mortgaged Properties with exclusions of
                                        $100,000 and $1,000,000, respectively.

   8-18      Colony VI Portfolio        The Environmental Site Assessment
                                        recommended the implementation of an
                                        asbestos O&M Plan, but it was not
                                        required by the mortgagee at closing.
--------------------------------------------------------------------------------

Representation #(21(d))

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   149      McGaw Plaza                This loan is secured by an IDOT.  The
                                       indemnity guarantor and not the
                                       Mortgagor, is required to comply with
                                       environmental laws and regulations.

   44       Hampton at Town Center     This loan is secured by an IDOT.  The
                                       indemnity guarantor and not the
                                       Mortgagor, is required to comply with
                                       environmental laws and regulations.

   78       Hotel Teatro               The environmental indemnity contains a 3
                                       year sunset provision.

    2       599 Lexington Ave          The environmental indemnity contains a 1
                                       year sunset provision.
--------------------------------------------------------------------------------


Representation #(22)
--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    106      785 Market Street         Mortgagor may maintain comprehensive
                                       commercial general liability insurance
                                       with a deductible that does not exceed
                                       $5,000.

    61       AmeriCold Pool 2          Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $250,000.

                                       The Mortgage Loan documents also
                                       provide for a windstorm, earthquake and
                                       flood deductible of 5% of the insured
                                       value of the Mortgaged Property.

                                       For so long as five (5) or more
                                       insurance carriers are providing the
                                       Insurance Policies, at least sixty
                                       percent (60%) of such coverage shall be
                                       provided by insurance companies having
                                       a claims paying ability rating of "A "
                                       or better by S&P with the remaining
                                       forty percent (40%) of such coverage
                                       being provided by insurance companies
                                       having a claims paying ability rating
                                       of "BBB " or better by S&P; provided,
                                       however, with respect to the first One
                                       Hundred Million and No/100 Dollars
                                       ($100,000,000.00) of coverage under
                                       such Insurance Policies, not more than
                                       twenty percent (20%) of such coverage
                                       shall be provided by insurance
                                       companies with a claims paying ability
                                       rating lower than "A " by S&P (but in
                                       no event lower than "BBB " by S&P). In
                                       the event that four (4) or fewer
                                       insurance carriers are providing the
                                       Insurance Policies, at least
                                       seventy-five (75%) of such coverage
                                       shall be provided by insurance
                                       companies having a claims paying
                                       ability rating of "A " or better by
                                       S&P, with the remaining twenty-five
                                       percent (25%) of such coverage being
                                       provided by insurance companies having
                                       a claims paying ability rating of
                                       "BBB-" or better by S&P.

    123      Jackson Park & Village    Mortgagor may maintain all-risk
             Center                    insurance with a deductible that does
                                       not exceed $50,000. The guarantor is
                                       responsible for this deductible if the
                                       Mortgagor fails to pay.

    129      North Stadium Business    Mortgagor may maintain comprehensive
             Park 1                    commercial general liability insurance
                                       with a deductible that does not exceed
                                       $5,000.

    224      North Stadium Business    Mortgagor may maintain comprehensive
             Park 2                    commercial general liability insurance
                                       with a deductible that does not exceed
                                       $5,000.

    58       Silverado Ranch           Mortgagor may maintain comprehensive
                                       commercial general liability insurance
                                       with a deductible that does not exceed
                                       $5,000.

    166      Bear Creek Plaza          Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $50,000, so long as it is
                                       consistent with the custom and practice
                                       in the retail industry in the
                                       Dallas-Fort Worth Metroplex.  However,
                                       the guarantor is responsible for
                                       deductibles in excess of $10,000.

    78       Hotel Teatro              Mortgagor may maintain all-risk and
                                       comprehensive commercial general
                                       liability insurance with deductibles
                                       that do not exceed $75,000.

    165     Cooper's Landing IIB       Mortgagor may maintain comprehensive
                                       commercial general liability insurance
                                       with a deductible that does not exceed
                                       $50,000.

                                       So long as an event of default has not
                                       occurred or is continuing, Mortgagor
                                       may also maintain all-risk insurance
                                       with a deductible that does not exceed
                                       $50,000. The guarantor is responsible
                                       for all deductibles that the Mortgagor
                                       fails to pay.

     2       599 Lexington Ave         Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $100,000 and windstorm
                                       insurance with a deductible that does
                                       not exceed $1,000,000.

                                       The Mortgagor also is permitted to use
                                       a syndicate of insurance providers so
                                       long as sixty percent (60%)
                                       (seventy-five percent (75%) if there
                                       are four or fewer members in the
                                       syndicate) of the aggregate limits
                                       under such Insurance Policies must be
                                       provided by carriers with a minimum
                                       financial strength rating from S&P of
                                       "A-" or better; provided however, that
                                       up to twenty percent (20%) of the
                                       Insurance Policies may be issued by
                                       insurance companies that are not rated
                                       by any rating agency provided that (i)
                                       any such un-rated insurer has an A.M.
                                       Best rating of at least "A-X" and (ii)
                                       no un-rated insurer provides the
                                       primary later of insurance coverage.

   60       Boeing Lomita Campus       Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $100,000.

   20       Southland Mall             Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $50,000.  However, if
                                       all-risk insurance is provided by a
                                       blanket umbrella policy, the deductible
                                       may not exceed $100,000.

    4       Lafayette Property Trust   Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $100,000 and comprehensive
                                       commercial general liability insurance
                                       with a deductible that does not exceed
                                       $500,000.

   55       San Tan Village Phase 2    Mortgagor may maintain all-risk
                                       insurance with a deductible that does
                                       not exceed $100,000.

                                       The Mortgage Loan documents provide for
                                       a windstorm deductible of 2% of the
                                       insured value of the Mortgaged
                                       Property.

                                       For so long as five (5) or more
                                       insurance carriers are providing the
                                       Insurance Policies, at least sixty
                                       percent (60%) of such coverage shall be
                                       provided by insurance companies having
                                       a claims paying ability rating of "A "
                                       or better by S&P. Additionally, (i) the
                                       first layer of coverage under such
                                       insurance will be provided by carriers
                                       with a minumum financial strength
                                       rating by S&P of "A" or better and (ii)
                                       the balance of the coverage is provided
                                       by carriers having a claims paying
                                       ability of at least "BBB" by S&P

  77;102    Kimco PNP-Palomar Village  On the origination date, the mortgagee
            SC; Kimco PNP-Canyon       accepted comprehensive commercial
            Square Plaza               general liability insurance that
                                       provides for a deductible of $25,000.

                                       The Mortgage Loan documents provide for
                                       an earthquake deductible of 5% of the
                                       insured value of the Mortgaged
                                       Property, but not less than $250,000.

                                       The Mortgagor is permitted to use a
                                       syndicate of insurance providers so
                                       long as (i) at least seventy-five
                                       percent (75%) of the coverage (if there
                                       are four (4) or fewer members of the
                                       syndicate) or at least sixty percent
                                       (60%) of the coverage (if there are
                                       five (5) or more members of the
                                       syndicate) have a claims paying ability
                                       rating of "A" by S&P and (ii) the
                                       balance of the coverage is provided by
                                       carriers having a claims paying ability
                                       of at least "BBB" by S&P.

   46-49    Colony V Portfolio         Mortgagor may maintain all-risk insurance
                                       with a deductible that does not exceed
                                       $250,000.

                                       The Mortgage Loan documents provide for
                                       an earthquake and windstorm deductible of 5% of the insured value of the Mortgaged Property.

   8-18     Colony VI Portfolio        Mortgagor may maintain all-risk insurance
                                       with a deductible that does not exceed
                                       $250,000.

                                       The Mortgage Loan documents provide for
                                       an earthquake and windstorm deductible of 5% of the insured value of the Mortgaged Property.

    172     LA Fitness-Grand Prairie   Mortgagor may maintain comprehensive
                                       commercial general liability insurance
                                       with a deductible that does not exceed
                                       $50,000.

             All Loans                 Although the Mortgage Loan Documents
                                       require comprehensive general liability
                                       insurance consistent with this
                                       representation and warranty, as of the
                                       date hereof, the mortgagee has not
                                       received evidence of the endorsement
                                       necessary to include it as an additional
                                       insured.  At closing, the mortgagee
                                       accepted evidence of comprehensive
                                       commercial general liability insurance
                                       and its inclusion as an additional
                                       insured on standard Accord form 25 or
                                       other similar forms.
--------------------------------------------------------------------------------

Representation #(24)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   75       Los Angeles Media Tech     The Mortgagor is a potential plaintiff
            Center                     in an unfiled, threatened lawsuit to
                                       which the plaintiff is seeking damages
                                       based constructural defects affecting
                                       the Mortgaged Property. At origination,
                                       the Mortgagor escrowed 100% of the
                                       estimated repairs.
--------------------------------------------------------------------------------


Representation #(27)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   149      McGaw Plaza                This loan is secured by an IDOT.  The
                                       indemnity guarantor and not the
                                       Mortgagor, is required to provide
                                       financial information to the mortgagee.

   44       Hampton at Town Center     This loan is secured by an IDOT.  The
                                       indemnity guarantor and not the
                                       Mortgagor, is required to provide
                                       financial information to the mortgagee.
--------------------------------------------------------------------------------

Representation #(29)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

 46-49; 8-18  Colony V Portfolio;      The original principal balance of the
              Colony VI Portfolio      Colony V Portfolio Mortgage Loan and the
                                       Colony VI Portfolio Mortgage Loan,
                                       which loans are to Mortgagors under
                                       common sponsorship, represent more than
                                       5% of the aggregate outstanding
                                       principal.
--------------------------------------------------------------------------------


Representation #(32)
--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   170      300 ParkBrooke Place       Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

   106      785 Market Street          Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   61       AmeriCold Pool 2           Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

   129      North Stadium Business     Subject to the satisfaction of certain
            Park 1                     conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   224      North Stadium Business     Subject to the satisfaction of certain
            Park 2                     conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   58       Silverado Ranch            Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   59       Cityview Centre            Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

   44       Hampton at Town Center     Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   117      Scripps-Chula Vista        Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

   78       Hotel Teatro               Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

    2       599 Lexington Ave          Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

   20       Southland Mall             Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

   55       San Tan Village Phase 2    Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

    19      Centro Heritage            Subject to the satisfaction of certain
            Portfolio V                conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       So long as the Mortgagor has not
                                       incurred additional debt secured by the
                                       Mortgaged Property and subject to the
                                       satisfaction of certain criteria, the
                                       Mortgage Loan documents allow members
                                       of the Mortgagor the right to pledge
                                       their interests in the Mortgagor to
                                       secure a mezzanine loan pursuant to the
                                       security instrument.

                                       So long as the members of the Mortgagor
                                       have not pledged their interest in the
                                       Mortgagor to secure a mezzanine loan
                                       and subject to the satisfaction of
                                       certain criteria, the Mortgagor has a
                                       one time right to incur additional debt
                                       secured by the Mortgaged Property.

    4       Lafayette Property Trust   Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

   25       Osprey Portfolio           Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

 77;102     Kimco PNP-Palomar Village  Subject to the satisfaction of certain
            SC; Kimco PNP-Canyon       conditions, transfers to affiliates and
            Square Plaza               other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

  46-49     Colony V Portfolio         Subject to the satisfaction of certain
                                       conditions, transfers to affiliates and
                                       other entities or individuals are
                                       permitted pursuant to the Mortgage Loan
                                       documents.

  8-18 Colony VI Portfolio Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgage Loan documents
                                       allow members of the Mortgagor the
                                       right to pledge their interests in the
                                       Mortgagor to secure a mezzanine loan
                                       pursuant to the security instrument.

                                       Subject to the satisfaction of certain
                                       criteria, the Mortgagor has a one-time
                                       right to incur additional debt on a
                                       pari passu basis with the Mortgage Loan
                                       secured by the Mortgaged Property.
--------------------------------------------------------------------------------

Representation #(33)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   223      Meadow Ridge               The Mortgaged Property secures the
                                       Mortgage Loan and a second mortgage held by the City of Norfolk, Nebraska subject to a subordination and standstill agreement in favor of the mortgagee.

   61       AmeriCold Pool 2           The Mortgaged Property secures the
                                       Mortgage Loan (consisting of a Fixed
                                       Rate A-2-B Note), a Fixed Rate A-1-A
                                       Note, a Fixed Rate A-1-B Note, a Fixed
                                       Rate A-2-A Note and a Fixed Rate A-2-C
                                       Note (each of which is pari passu with
                                       the Mortgage Loan and is not included in the trust fund).

    2       599 Lexington Ave          The Mortgaged Property secures the
                                       Mortgage Loan (consisting of a Fixed
                                       Rate A-1 Note), a Fixed Rate A-2 Note, a
                                       Fixed Rate A-3 Note, and a Fixed Rate
                                       A-4 Note (each of which is pari passu
                                       with the Mortgage Loan and is not
                                       included in the trust fund).
--------------------------------------------------------------------------------

Representation #(34)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   55       San Tan Village Phase 2    In the event of defeasance, the
                                       defeasance collateral is required to
                                       equal payments due on the Mortgage Loan
                                       through the end of the prepayment
                                       lockout period.
--------------------------------------------------------------------------------


Representation #(35)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

   61       AmeriCold Pool 2           Each AmeriCold Pool 2 property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       between 105% and 115% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

   75       Los Angeles Media Tech     Each Los Angeles Media Tech Center
            Center                     property may be released from the lien
                                       of the Mortgage upon defeasance of an
                                       amount equal to 115% of the allocated
                                       loan amount.

   62       Northrop Grumman           The Mortgage Loan documents allow for
                                       the Mortgage Loan to be split into two
                                       loans and part of the Mortgaged Property be released from the mortgage and encumbered by a new mortgage.

   19       Centro Heritage            Each Centro Heritage Portfolio V
            Portfolio permitted        property may be released from the lien
                                       of the Mortgage upon defeasance of an
                                       amount equal to 110% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

    4       Lafayette Property Trust   Each Lafayette Property Trust property
                                       may be released from the lien of the
                                       Mortgage upon defeasance of an amount
                                       equal to between 100% and 107.5% of the
                                       allocated loan amount as provided in the related Mortgage Loan documents.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

   25       Osprey Portfolio           Each Osprey Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       110% of the allocated loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

 46-49     Colony V Portfolio          Each Colony V Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       105% of the allocated loan amount.
                                       Additionally, each Colony V Portfolio
                                       property may be released from the lien
                                       of the Mortgage upon the Mortgagor
                                       providing a letter of credit in an
                                       amount equal to 105% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

  8-18      Colony VI Portfolio        Each Colony VI Portfolio property may be
                                       released from the lien of the Mortgage
                                       upon defeasance of an amount equal to
                                       105% of the allocated loan amount.
                                       Additionally, each Colony VI Portfolio
                                       property may be released from the lien
                                       of the Mortgage upon the Mortgagor
                                       providing a letter of credit in an
                                       amount equal to 105% of the allocated
                                       loan amount.

                                       The Mortgagor may obtain a release of
                                       an individual Mortgaged Property by
                                       substituting its interest in other
                                       properties as collateral during the
                                       term of the Mortgage Loan, subject to
                                       certain conditions as set forth in the
                                       related Mortgage Loan documents.

   218      Granville Woods Business   The Granville Woods Business Center
            Center                     Mortgage Loan, Waukesha Airport Business
                                       Center Mortgage Loan and Mequon
                                       Research Center Mortgage Loan are
                                       cross-collateralized. The Granville
                                       Woods Business Center property may be
                                       released from the cross
                                       collateralization agreement upon
                                       escrowing an amount equal to the
                                       Mortgage Loan plus $452,000.

   180      Waukesha Airport Business  The Granville Woods Business Center
            Center Mortgage Loan, Waukesha Airport Business Center Mortgage Loan and Mequon
                                       Research Center Mortgage Loan are
                                       cross-collateralized. The Waukesha
                                       Airport Business Center property may be
                                       released from the lien of the Granville
                                       Woods Business Center Mortgage Loan and
                                       Mequon Research Center Mortgage Loan
                                       when the property has a debt service
                                       coverage ratio of 1.15 for the twelve
                                       month period after the Mortgagor
                                       requests a release of the property.

   144      Mequon Research Center     The Granville Woods Business Center
                                       Mortgage Loan, Waukesha Airport Business
                                       Center Mortgage Loan and Mequon Research
                                       Center Mortgage Loan are
                                       cross-collateralized.  The Mequon
                                       Research Center property may be released
                                       from the cross collateralization
                                       agreement upon escrowing an amount equal
                                       to the Mortgage Loan plus $200,000.
--------------------------------------------------------------------------------

Representation #(36)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

     149      McGaw Plaza              Because the Mortgage Loan is structured
                                       for tax purposes as an IDOT, the
                                       indemnity guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

     44       Hampton at Town Center   Because the Mortgage Loan is structured
                                       for tax purposes as an IDOT, the
                                       indemnity guarantor of the IDOT owns the
                                       related Mortgaged Property instead of the
                                       related Mortgagor.
--------------------------------------------------------------------------------

Representation #(37)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

 61; 214; 177;   AmeriCold Pool 2; Madison     The respective Mortgaged
 229; 44; 227;   Plaza; Courtyard; Conklin;    Properties are legally
 165; 159; 55;   Hampton at Town Center;       nonconforming due to deficient
 19; 102; 46-    Somerset; Cooper's Landing    parking.
 49; 144         IIB; Dicks Sporting
                 Goods-Amherst NY; San Tan
                 Village Phase 2; Centro
                 Heritage Portfolio V;
                 Kimco PNP-Canyon Square
                 Plaza; Colony V
                 Portfolio; Mequon
                 Research Center
--------------------------------------------------------------------------------

Representation #(42)

--------------------------------------------------------------------------------
Loan             Loan Name                  Description of Exception
Number
--------------------------------------------------------------------------------

    66       560 S. Winchester Blvd     Terrorism insurance premiums are capped
                                        at $50,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

    166      Bear Creek Plaza           Terrorism insurance premiums are capped
                                        at $10,000 per year.

    78       Hotel Teatro               Terrorism insurance premiums are capped
                                        at $65,000 per year.

    62       Northrop Grumman           Terrorism premiums are capped at 150% of
                                        the amount of the premium paid by the
                                        Mortgagor in the first year terrorism
                                        coverage was obtained.

     2       599 Lexington Ave          Terrorism insurance premiums are capped
                                        at $825,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

    20       Southland Mall             Terrorism insurance premiums are capped
                                        at $125,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

    55       San Tan Village Phase 2    Terrorism insurance premiums are capped
                                        at $100,000 per year, subject to annual
                                        increases based on the Consumer Price
                                        Index.

    19       Centro Heritage            Terrorism insurance premiums are capped
             Portfolio V                at $175,000 per year.

     4       Lafayette Property Trust   Terrorism insurance is only required to
                                        the extent that such insurance can be
                                        purchased for a premium per annum not in excess of $60,000, if the Terrorism Risk
                                        Insurance Act is in effect on the date
                                        of determination, or $85,000, if the
                                        Terrorism Risk Insurance Act is not in
                                        effect on the date of determination.

    25       Osprey Portfolio           Terrorism insurance premiums are capped
                                        at $150,000 per year.

  77;        102 Kimco PNP-Palomar      Terrorism insurance premiums are
             Village SC; Kimco          capped at an amount equal to two times
             PNP-Canyon Square Plaza    the amount of the then current annual
                                        premiums for the Mortgagor's all-risk,
                                        business income, comprehensive boiler
                                        and machinery and flood insurance
                                        policies.

   46-49     Colony V Portfolio         Terrorism insurance premiums are capped
                                        at between $2,500 and $85,000 per year
                                        for each of the Colony V Portfolio
                                        properties.

   8-18      Colony VI Portfolio        Terrorism insurance premiums are capped
                                        at between $5,000 and $85,000 per year
                                        for each of the Colony VI Portfolio
                                        properties.

    61       AmeriCold Pool 2           Terrorism insurance premiums are capped
                                        at $250,000 per year.

--------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

         I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

         1.____I have examined the Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

         2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

         3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated March 26, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, the Private Placement Memorandum, dated March 26, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 26, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R, Class MR and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

         Capitalized terms used herein without definition have the meanings given them in the Agreement.


                  [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, I have signed my name this ___ day of March, 2007.




                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I

            MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):

None.


                                   Sched. I-1

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

Paragraph 21(b) and (c):

LOAN #          PROPERTY NAME
------          -------------

5               Centro Heritage Portfolio V (all properties)

77              Kimco PNP- Palomar Village SC

102             Kimco PNP- Canyon Square Plaza

58              Silverado Ranch

55              San Tan Village Phase 2

60              Boeing Lomita Campus

61              AmeriCold Pool 2 (all properties)


                                   Sched. II-1